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                                   EXHIBIT 2.1

                      AGREEMENT AND PLAN OF REORGANIZATION

Incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (file no. 333-05447) filed with the Securities and Exchange Commission on June 7, 1996.